Exhibit 10.25

[GRAPHIC OMITTED]Amendment #4 to Agreement No. 19990110

This Amendment #4 to the Product Purchase Agreement No. 19990110 (“Amendment”), by and between Amgen Inc., One Amgen Center Drive,Thousand Oaks, California 91320-1789 (“Amgen”) and Total Renal Care, Inc., subsidiary of DaVita, Inc., 21250 Hawthorne Boulevard,Suite 800, Torrance, CA, 90503-5517 (“Dialysis Center”).

WHEREAS, Amgen and Dialysis Center entered into Amendment #3 dated January 16,2001 to EPOGEN® Product Purchase Agreement #19990110 (such Product Purchase Agreement, as amended and restated in its entirety, is referred to herein as the“Agreement”); and

WHEREAS, the parties now wish to further modify this Agreement to amend [DELETE]outlined in this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants,representations and warranties set forth herein, the parties agree as follows:

Section 1.  Definitions; References.     Unless otherwise specifically defined herein, each term used herein, which is defined in the Agreement, shall have the meaning assigned to such term in the Agreement. Except as amended and supplemented hereby, all of the terms of the Agreement are incorporated herein by reference, shall remain and continue in full force and effect and are hereby ratified and confirmed in all respects.

Section 2.

Amendment to Section 8 (Discounts) of the Agreement.    Section 8 of the Agreement shall be amended and restated in its entirety as follows:

Section 8.  Discounts.     Dialysis Center shall qualify for discounts and incentives subject to material compliance with the terms and conditions of this Agreement as well as the schedules and terms set forth in Appendix A, which is incorporated by reference hereto and made a part of this Agreement. Discounts in arrears will be paid [DELETE] to Dialysis Center’s corporate headquarters.Discounts in arrears will be calculated in accordance with Amgen’s discount calculation policies based on Qualified Purchases using the [DELETE] as the calculation price, except as otherwise provided hereunder or as set forth in Appendix A. Payment amounts,as calculated by Amgen, must equal or exceed $100.00 for the applicable period to qualify, and are subject to audit and final determination [DELETE], as provided in Appendix A hereto. Subject to the section entitled “Breach of Agreement”, in the event that Amgen is notified in writing that Dialysis Center, and/or any Affiliate(s) (the “Acquired Party”) is acquired by another entity or a change of control otherwise occurs with respect to any Acquired Party, any discounts which may have been earned hereunder for all periods preceding such acquisition or change of control shall be paid in the form of a wire transfer to Dialysis Center’s corporate headquarters, subject to the conditions and requirements described herein. [DELETE]. Amgen and Dialysis Center agree that,for purposes of determining eligibility for and calculation of all discounts and all incentives provided in this Agreement(including, without limitation, all discounts and incentives as are set forth in Appendix A), a Qualified Purchase of EPOGEN® shall be deemed made on the date of invoice to Dialysis Center from an Authorized Wholesaler. Upon any termination of this Agreement, Amgen shall pay to Dialysis Center all discounts and incentives earned by Dialysis Center through the date of termination. Failure of Dialysis Center to qualify for or receive any particular discount or incentive hereunder shall not automatically affect its qualification for or receipt of any other discount or incentive provided under this Agreement.

Amendment to Appendix A.    Appendix A shall be amended and restated in its entirety as attached hereto.

All other terms and conditions of the Agreement remain unchanged.

The foregoing changes, unless otherwise specified, shall be effective from the Commencement Date of the Agreement (April 1, 2001) and will remain in effect for the duration of the Agreement.

Please retain one fully executed original for your records and return the other fully executed original to Amgen.

The parties executed this Amendment as of the dates set forth below.

Amgen Inc.	Total Renal Care, Inc.
Signature:	Signature:
Print Name:	Print Name:
Print Title:	Print Title:
Date:	Date:

Appendix A:   Discount Pricing, Schedule, And Terms

1. Pricing.
Throughout the Term of this Agreement (April 1, 2001—December 31,2001), Dialysis Center may purchase EPOGEN® through Authorized Wholesalers at [DELETE]. Amgen reserves the right to change the [DELETE] at any time, which change [DELETE] to Dialysis Center during the Term of this Agreement. Resulting prices do not include any wholesaler markup, service fees, or other charges. All discounts earned in arrears during the Term of the Agreement shall be calculated based upon the [DELETE].

2. [DELETE].	Dialysis Center may qualify for a [DELETE] provided it meets the criteria described below in this section.The [DELETE] is designed to improve patient outcomes by encouraging [DELETE].

a. Requirements: In
order to qualify for the [DELETE], Dialysis Center’s aggregate Qualified Purchases of EPOGEN® for [DELETE], by all Affiliates listed on Appendix B on the Commencement Date of this Agreement [DELETE] must equal or exceed the [DELETE] set forth in the schedule below. In addition, [DELETE]. If either of these criteria is not met during [DELETE], Dialysis Center will not qualify for the[DELETE].

[DELETE].

In order to participate in the [DELETE], Dialysis Center must also provide the following data items to Amgen or to a data collection vendor specified [DELETE], and no later than [DELETE]. In those case sin which Amgen directs Dialysis Center to submit [DELETE], Dialysis Center shall be deemed [DELETE] so long as it does so [DELETE],regardless of the [DELETE] to Amgen: [DELETE]. Amgen may utilize the Data for any legal purpose, and reserves the right to audit all Data,provided that any audit shall not permit access to information disclosing the identity of any patient. Under no circumstances should the Data include any patient identifiable information including,without limitation, name, complete social security number, address or birth date. The identity of the Affiliate and of the account submitting the Data and any association with the Data will remain confidential.The [DELETE] test results must be derived from [DELETE] taken immediately before dialysis treatment using any [DELETE] testing method[DELETE] and must be reported to the [DELETE], and must be submitted[DELETE] in a format acceptable to Amgen. Hand written reports are not acceptable; electronic submission of the Data is preferred.

In addition, upon execution of this Agreement, Dialysis Center shall simultaneously provide to Amgen an executed “Certification Letter”, a copy of which is attached hereto as Exhibit #1. Amgen hereby acknowledges that it has received such required Certification Letter,in form and substance satisfactory to Amgen. Delivery of such Certification Letter shall serve to qualify Dialysis Center’s participation in the [DELETE] throughout the Term of this Agreement for the limited purpose of certification of the accuracy of the data submitted to Amgen hereunder.

b. Calculation:	Assuming Dialysis Center has fulfilled all requirements as described in Section 2(a) above, the [DELETE]Dialysis Center will be calculated as follows:

The [DELETE] for each dialysis patient will be based upon the average of all [DELETE] gathered for each patient [DELETE]. The [DELETE] of all dialysis patients with [DELETE], will be determined by dividing the total number of dialysis patients with [DELETE] by the total number of dialysis patients treated by Dialysis Center during that [DELETE].

c. Payment:
The [DELETE] payments [DELETE] will be made on a [DELETE] basis within [DELETE] after the end of [DELETE] and receipt by Amgen of all required Data. The [DELETE] payments will be reconciled at the end of each [DELETE] based on the actual Qualified Purchases of EPOGEN® made by Dialysis Center during such [DELETE]. Reconciliation payments will be made by Amgen or Dialysis Center, as the case may be, within [DELETE] days after the end of such [DELETE] and receipt by Amgen of all required Data. The [DELETE] payment corresponding to the [DELETE] shall be made on a [DELETE] basis [DELETE]. The [DELETE] payment corresponding to the [DELETE] will be made within [DELETE] days after the end of [DELETE] and receipt by Amgen of all required Data. [DELETE] payments, [DELETE], shall be subject to reconciliation at the end of the Term as set forth above in this section 2 of Appendix A. [DELETE].

            Appendix A: Discount Pricing, Schedule, and Terms (continued)

[DELETE]. At any time during the Term of this Agreement, if Amgen determines that any Affiliate(s) is consistently not submitting the required Data, Amgen reserves the right in its sole discretion to exclude such Affiliate’s Qualified Purchases of EPOGEN® from the calculation of the [DELETE]. The [DELETE] payments applicable to the [DELETE] will be made based upon the Data received [DELETE], and will equal [DELETE] Qualified Purchases of EPOGEN(R) [DELETE] (exclusive of any Qualified Purchases of EPOGEN® made by Dialysis Center or any Affiliate not meeting the Data submission requirements described above) as governed by the [DELETE] schedule listed below. The [DELETE] payments applicable to the [DELETE] will be made based upon the Data received [DELETE], and will equal [DELETE] Qualified Purchases of EPOGEN® [DELETE] (exclusive of any Qualified Purchases of EPOGEN® made by Dialysis Center or any Affiliate not meeting the Data submission requirements described above) as governed by the [DELETE] schedule listed below. If Amgen determines that any Affiliate is consistently not submitting the required Data, Amgen and Dialysis Center will work collaboratively in resolving such matters. [DELETE]. If the EPOGEN® package insert language or the K/DOQI guidelines change, [DELETE].

[DELETE] of all dialysis patients            [DELETE]
with [DELETE]            [DELETE] Percentage
Please direct your attention to the EPOGEN® package insert
[DELETE]

d. Vesting: Dialysis	Center’s [DELETE] will vest [DELETE], subject to the reconciliation referenced above, and will be paid in accordance with the terms and conditions described above.

e.
[DELETE]:    In the event any Affiliates still submitting Data based on [DELETE] test results are added to this Agreement, such Affiliate’s Qualified Purchases of EPOGEN®, from the day it was added through the [DELETE] in which it was added [DELETE], shall be included in the calculation of the [DELETE] payment. [DELETE]. In order for such added Affiliates’ Qualified Purchases of EPOGEN® to be included in all subsequent [DELETE] payment calculations, such Affiliate must submit [DELETE].

3. [DELETE].
Dialysis Center shall be eligible to receive [DELETE] if certain data elements are transmitted to Amgen [DELETE]. The [DELETE] will be calculated as a percentage of the Qualified Purchases of EPOGEN® attributable to Dialysis Center [DELETE]. [DELETE]. In order to qualify for the [DELETE], the following [DELETE] must be submitted to Amgen by all Affiliates [DELETE] acceptable to Amgen [DELETE]. Such [DELETE] must be submitted, [DELETE], and no later than [DELETE]. Amgen reserves the right in its sole discretion to exclude any consistently non-reporting Affiliate’s Qualified Purchases of EPOGEN® from the calculation of the [DELETE]. Amgen will remit any earned [DELETE] payments within [DELETE]. The [DELETE] will vest [DELETE].

[DELETE].

4. [DELETE].	Dialysis Center may qualify for the [DELETE] provided Dialysis Center’s aggregate Qualified Purchases of EPOGEN® [DELETE]

[DELETE]

a. Calculation:	If Dialysis Center qualifies for the [DELETE], Dialysis Center’s [DELETE] will be calculated [DELETE] in accordance with the following formula.

        [DELETE]

[DELETE] payments [DELETE] will be made on a [DELETE] basis within [DELETE] days after the end of each [DELETE], contingent upon receipt by Amgen of all necessary [DELETE]. [DELETE]. The [DELETE] payment corresponding to the [DELETE] shall be made [DELETE]. The [DELETE] payment corresponding to the [DELETE] will be made within [DELETE] after the end of [DELETE], contingent upon receipt by Amgen of all necessary [DELETE]. [DELETE] payments, [DELETE].

            Appendix A: Discount Pricing, Schedule, and Terms (continued)

[DELETE].

b.     Vesting:     Dialysis Center’s [DELETE] will vest [DELETE], and will be paid in accordance with the          terms and conditions described above.

5. [DELETE].